                                                                  EXHIBIT 99.09


                     MONTHLY CERTIFICATEHOLDERS' STATEMENT

                             FIRST USA BANK, N.A.

              ---------------------------------------------------
               FIRST USA CREDIT CARD MASTER TRUST, SERIES 1996-4
              ---------------------------------------------------

                Monthly Period:                   3/1/00 to
                                                  3/31/00
                Distribution Date:                4/10/00
                Transfer Date:                    4/7/00

Under Section 5.02 of the Pooling and Servicing Agreement dated as of September 1, 1992 (the "Pooling and Servicing Agreement") by and between First USA Bank, N.A. (the "Bank") and The Bank of New York (Delaware), as trustee (the "Trustee") the Bank, as Servicer, is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the First USA Credit Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date noted above and with respect to the performance of the Trust during the month noted above is set forth below. Certain information is presented on the basis of an original principal amount of $1,000 per Series 1996-4 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amount for the Trust as a whole. Capitalized terms used in this Monthly Certificateholders' Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

A.  Information Regarding the Current Monthly Distribution.
    -------------------------------------------------------

    1.  The total amount of the distribution to
        Certificateholders on the Distribution Date per
        $1,000 original certificate principal amount
                                 Class A                               $5.30444
                                 Class B                               $5.45944
                                 CIA Inv. Amt.                         $6.30331
                                                                 --------------
                                   Total (Weighted Avg.)               $5.41096

    2.  The amount of the distribution set forth in
        paragraph 1 above in respect of interest on
        the Certificates, per $1,000 original
        certificate principal amount
                                 Class A                               $5.30444
                                 Class B                               $5.45944
                                 CIA Inv. Amt.                         $6.30331
                                                                 --------------
                                   Total (Weighted Avg.)               $5.41096

MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1996-4
Page 2


    3.  The amount of the distribution set forth in
        paragraph 1 above in respect of principal on the
        Certificates, per $1,000 original certificate
        principal amount
                                 Class A                               $0.00000
                                 Class B                               $0.00000
                                 CIA Inv. Amt.                         $0.00000
                                                          ---------------------
                                 Total (Weighted Avg.)                 $0.00000

B.  Information Regarding the Performance of the Trust.
    ---------------------------------------------------

    1.  Allocation of Principal Receivables.
        ------------------------------------

        The aggregate amount of Allocations of Principal
        Receivables processed during the Monthly Period
        which were allocated in respect of the
        Certificates
                                 Class A                         $77,789,986.61
                                 Class B                          $7,024,706.44
                                 CIA Inv. Amt.                    $8,924,831.92
                                                          ---------------------
                                 Total                           $93,739,524.97

    2.  Allocation of Finance Charge Receivables
        ----------------------------------------

        (a1)  The aggregate amount of Allocations of
              Finance Charge Receivables processed during
              the Monthly Period which were allocated in
              respect of the Certificates
                                 Class A                          $7,796,220.31
                                 Class B                            $704,025.82
                                 CIA Inv. Amt.                      $894,459.04
                                                          ---------------------
                                 Total                            $9,394,705.17

        (b1)  Principal Funding Investment Proceeds
              (to Class A)                                                $0.00
        (b2)  Withdrawals from Reserve Account
              (to Class A)                                                $0.00
                                                          ---------------------
              Class A Available Funds                             $7,796,220.31

        (c1)  Principal Funding Investment Proceeds
              (to Class B)                                                $0.00
        (c2)  Withdrawals from Reserve Account
              (to Class B)                                                $0.00
              Class B Available Funds                                704,025.82

        (d1)  Principal Funding Investment Proceeds
              (to CIA)                                                    $0.00
        (d2)  Withdrawals from Reserve Account
              (to CIA)                                                    $0.00
              CIA Available Funds                                    894,459.04


    3.  Principal Receivable/Investor Percentages
        -----------------------------------------

        (a)   The aggregate amount of Principal Receivables in

MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1996-4
Page 3

              the Trust as of the last day of the
              Monthly Period                                 $36,401,753,059.56

        (b)   Invested Amount as of the last day of
              the preceding month (Adjusted Class A
              Invested Amount during Accumulation
              Period)
                                 Class A                        $500,000,000.00
                                 Class B                         $45,180,000.00
                                 CIA Inv. Amt.                   $57,230,000.00
                                                               ----------------
                                 Total                          $602,410,000.00

        (c)   The Floating Allocation Percentage:
              The Invested Amount set forth in paragraph
              3(b) above as a percentage of the aggregate
              amount of Principal Receivables as of the
              Record Date set forth in paragraph 3(a)
              above
                                 Class A                                  1.374%
                                 Class B                                  0.124%
                                 CIA Inv. Amt.                            0.157%
                                                                          ------
                                 Total                                    1.655%

        (d)   During the Amortization Period: The
              Invested Amount as of _______ (the
              last day of the Revolving Period)
                                 Class A                                  $0.00
                                 Class B                                  $0.00
                                 CIA Inv. Amt.                            $0.00
                                                               ----------------
                                 Total                                    $0.00

        (e)   The Fixed/Floating Allocation Percentage:
              The Invested Amount set forth in paragraph
              3(d) above as a percentage of the aggregate
              amount of Principal Receivables set forth
              in paragraph 3(a) above
                                 Class A                                  0.000%
                                 Class B                                  0.000%
                                 CIA Inv. Amt.                            0.000%
                                                                          ------
                                 Total                                    0.000%

MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1996-4
Page 4


    4.  Delinquent Balances.
        --------------------

        The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the Monthly Period

        (a)   35 - 64 days                                      $429,919,820.18
        (b)   65 - 94 days                                      $308,515,296.32
        (c)   95 - 124 days                                     $259,370,109.95
        (d)   125 - 154 days                                    $229,194,360.22
        (e)   155 - 184 days                                    $213,948,592.85
        (f)   185 or more days                                            $0.00
                                                                          -----
                              Total                           $1,440,948,179.52

    5.  Monthly Investor Default Amount.
        --------------------------------

        (a)   The aggregate amount of all defaulted
              Principal Receivables written off as
              uncollectible during the Monthly
              Period allocable to the Invested Amount
              (the aggregate "Investor Default Amount")
                                 Class A                          $2,048,709.35
                                 Class B                            $185,005.59
                                 CIA Inv. Amt.                      $235,048.07
                                                                    -----------
                                 Total                            $2,468,763.01


    6.  Investor Charge-Offs & Reimbursements of Charge-Offs.
        -----------------------------------------------------

        (a)   The aggregate amount of Class A Investor
              Charge-Offs and the reductions in the
              Class B Invested Amount and the CIA
              Inv. Amt.
                                 Class A                                  $0.00
                                 Class B                                  $0.00
                                 CIA Inv. Amt.                            $0.00
                                                               ----------------
                                 Total                                    $0.00

        (b)   The amounts set forth in paragraph 6(a)
              above, per $1,000 original certificate
              principal amount (which will have the
              effect of reducing, pro rata, the amount
              of each Certificateholder's investment)
                                 Class A                                  $0.00
                                 Class B                                  $0.00
                                 CIA Inv. Amt.                            $0.00
                                                               ----------------
                                 Total                                    $0.00

MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1996-4
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        (c)   The aggregate amount of Class A Investor
              Charge-Offs reimbursed and the reimbursement of reductions in the Class B Invested Amount and the CIA Inv. Amt.

                                 Class A                                  $0.00
                                 Class B                                  $0.00
                                 CIA Inv. Amt.                            $0.00
                                                               ----------------
                                 Total                                    $0.00


        (d)   The amount set forth in paragraph 6(c)
              above, per $1,000 interest (which will
              have the effect of increasing, pro rata, the amount of each Certificateholder's investment)

                                 Class A                                  $0.00
                                 Class B                                  $0.00
                                 CIA Inv. Amt.                            $0.00
                                                               ----------------
                                 Total                                    $0.00

    7.  Investor Servicing Fee
        ----------------------

        (a)   The amount of the Investor Monthly
              Servicing Fee payable by the Trust
              to the Servicer for the Monthly
              Period

                                 Class A                            $625,000.00
                                 Class B                             $56,475.00
                                 CIA Inv. Amt.                       $71,537.50
                                                                     ----------
                                 Total                              $753,012.50

    8.  Reallocated Principal Collections
        ---------------------------------
              The amount of Reallocated CIA and Class B
              Principal Collections applied in respect of Interest Shortfalls, Investor Default Amounts or Investor Charge-Offs for the prior month.

                                 Class B                                  $0.00
                                 CIA Inv. Amt.                            $0.00
                                                                          -----
                                 Total                                    $0.00

    9.  CIA Invested Amount
        (a)   The amount of the CIA Invested Amount
              as of the close of business on the related
              Distribution Date after giving effect to
              withdrawals, deposits and payments to be
              made in respect of the preceding month             $57,230,000.00

MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1996-4
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        (b)   The Required CIA Invested Amount as
              of the close of business on the related
              Distribution Date after giving effect to
              withdrawals, deposits and payments to be
              made in respect of the preceding month             $57,230,000.00


    10. The Pool Factor
        ---------------
        The Pool Factor (which represents the ratio of the amount of the Investor Interest on the last day of the Monthly Period, inclusive of any principal payments to be made on the related Distribution Date, to the amount of the Investor Interest as of the Closing Date). The amount of a Certificateholder's pro rata share of the Investor Participation Amount can be determined by multiplying the original denomination of the holder's Certificate by the Pool Factor


                                 Class A                             1.00000000
                                 Class B                             1.00000000
                                 Total                               1.00000000

    11. The Portfolio Yield
        -------------------
          The Portfolio Yield for the related Monthly Period              13.80%

    12. The Base Rate
        -------------
          The Base Rate for the related Monthly Period                     8.28%

C   Information Regarding the Principal Funding Account
    ---------------------------------------------------

        1.  Accumulation Period

        (a) Accumulation Period commencement date              06/01/2006

        (b) Accumulation Period Length (months)                     2

        (c) Accumulation Period Factor                           6.32

        (d) Required Accumulation Factor Number                     8

        (e) Controlled Accumulation Amount            $301,205,000.00

        (f) Minimum Payment Rate (last 12 months)              14.06%

MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1996-4
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        2.  Principal Funding Account.
            --------------------------

            Beginning Balance                                             $0.00
              Plus: Principal Collections for related Monthly
                    Period from Principal Account                         $0.00
              Plus: Interest on Principal Funding Account
                    Balance for related Monthly Period                    $0.00

              Less: Withdrawals to Finance Charge Account                 $0.00
              Less: Withdrawals to Distribution Account                   $0.00
                                                                 --------------
            Ending Balance                                                $0.00


        3.  Accumulation Shortfall
            ----------------------

                  The Controlled Deposit Amount for the
                  previous Monthly Period                                 $0.00

            Less: The amount deposited into the Principal
                  Funding Account for the Previous Monthly
                  Period                                                  $0.00

                  Accumulation Shortfall                                  $0.00

                                                                 --------------
                  Aggregate Accumulation Shortfalls                       $0.00


        4.  Principal Funding Investment Shortfall
            --------------------------------------

                  Covered Amount                                          $0.00

            Less: Principal Funding Investment Proceeds                   $0.00

                                                                 --------------
                  Principal Funding Investment Shortfall                  $0.00
                                                                 --------------


D.  Information Regarding the Reserve Account
    -----------------------------------------

        1.  Required Reserve Account Analysis
            ---------------------------------

            (a)   Required Reserve Account Amount percentage            0.00000%

            (b)   Required Reserve Account Amount ($)
                  (0.5% of Invested Amount or other
                  amount designated by Transferor)                        $0.00

            (c)   Required Reserve Account Balance after
                  effect of any transfers on the Related
                  Transfer Date                                           $0.00

            (d)   Reserve Draw Amount transferred to the
                  Finance Charge Account on the Related
                  Transfer Date                                           $0.00

MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1996-4
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    2.  Reserve Account Investment Proceeds
        -----------------------------------
        Reserve Account Investment Proceeds transferred
        to the Finance Charge Account on the Related
        Transfer Date                                                     $0.00

    3.  Withdrawals from the Reserve Account
        ------------------------------------
        Total Withdrawals from the Reserve Account
        transferred to the Finance Charge Account on
        the Related Transfer Date (1(d) plus 2 above)                      0.00

    4.  The Portfolio Adjusted Yield
        ----------------------------
        The Portfolio Adjusted Yield for the related
        Monthly Period                                                     4.78%

MONTHLY CERTIFICATEHOLDERS' STATEMENT
Signature Page





                                 First USA Bank, N.A.
                                 as Servicer


                                 By: /s/ Tracie Klein
                                    -------------------------------------
                                    Tracie Klein
                                    First Vice President